UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013.

PDK ENERGY INC.

(Exact name of registrant as specified in its charter)

Mississippi	000-54569	27-3054731
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

10575 N. 114th Suite 103 Scottsdale, AZ, 85259 480-344-7770
(Address of principal executive offices)

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry Into a Definitive Material Agreement

Entry into a Memorandum of Understanding to Purchase All of the Assets of Mix1, LLC

On June 28, 2013, the Company entered into a Memorandum of Understanding (“MOU”) to purchase all of the assets from Mix1, LLC, an Arizona limited liability corporation (“Mix”).  Under the terms of the agreement, the Company will acquire 100% of the Assets owned by Mix.  Within 5 business days of signing the MOU, the parties have agreed to enter into a Definitive Binding Agreement and upon executing such agreement, Mix will receive One Hundred and Twenty thousand dollars ($120,000) USD as a refundable cash deposit towards the purchase of Assets.    In addition, within 5 business days of the signing the Definitive Binding Agreement Mix will be issued Two Million Five Hundred Thousand (2,500,000) newly issued shares of common stock in the Company.

The assets being transferred under the agreement are comprised of the following:

mix1 Brand Name	Access to trademarked brand name and logo
mix1 internet domains	mix1life.com (exp 6/8/16)
tri-usllc.com (exp 6/8/16)
mix1.us (exp 6/26/16)
mixone.com (exp 5/22/15)
mix1.biz (exp 9/23/13)
mix1.org (exp 9/23/13)
mix1life.biz (exp 9/23/13)
mix1life.info (exp 9/23/13)
mix1life.net (exp 9/23/13)
mix1life.org (exp 9/23/13)
mix1life.us (exp 9/23/13)
Current mix1 Product Specifications / BOMs and Processing and Batching Instructions	Enhanced Protein Mix Berry Nutrition Shake (11oz Tetra) Formula
Enhanced Protein Blueberry Vanilla Nutrition Shake (11oz Tetra) Formula
Lean Performance Strawberry Banana Nutrition Shake (11oz Tetra) Formula
Enhanced Protein Chocolate Nutrition Shake (11oz Tetra) Formula
Enhanced Protein Vanilla Nutrition Shake (11oz Tetra) Formula
Lean Performance Chocolate Nutrition Shake (11oz Tetra) Formula
Lean Performance Vanilla Nutrition Shake (11oz Tetra) Formula
Enhanced Protein Mix Berry Nutrition Shake (12oz Bottle) Formula
Enhanced Protein Blueberry Vanilla Nutrition Shake (12oz Bottle) Formula
Enhanced Protein Strawberry Banana Nutrition Shake (12oz Bottle) Formula
Lean Performance Acai Pomegranate Nutrition Shake (12oz Bottle) Formula
Lean Performance Strawberry Banana Nutrition Shake (12oz Bottle) Formula
Past mix1 Product Specifications / BOMs	Enhanced Protein Mango Formula
Enhanced Protein Peach Formula
Enhanced Protein Lime Formula
Enhanced Protein Tangerine Formula
Lean Performance Blueberry Formula
Lean Performance Orange Twist Formula
Product NLEA Information	Files with complete Nutritional Facts and ingredients for all current mix1 products
Process Authority Letters	Letters from various process authorities with specs and guild lines for product pasteurization / production
Quality Assurance Guidelines	Quality Procedures/Batch & Process Analytical Specifications/Nutritional Values
Packaging Design Specifications (electronic files)	Tetra Film (x7 flavors)
Tetra Case Pack (x7 flavors)
Bottle Shrink Sleeves (x5 flavors)

Bottle Case Trays (x5 flavors)
Ingredient Specifications	Detailed descriptions and specifications on all ingredients used in production of mix1
Vendor / Supplier list	Name, Contact, and Item Name for all product ingredient suppliers
Name and Contact for all packaging suppliers
Market Research Reports	Various brand, consumer, marketing research studies
Product Sales Sheets	Various electronic files
mix1 Social Media assets	mix1 Facebook account with ~20,000 fans and mix1 twitter account with about 2,000 followers
Company electronic archives	Complete inventory of all company electronic work product

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Ex. 1 Memorandum of Understanding between PDK Energy Inc. and Mix1, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDK ENERGY INC.

Date: July 5, 2013	/s/ Cameron Robb
------------------------------- CAMERON ROBB

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